SELF-INSURANCE RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES	12 Months Ended
Dec. 31, 2013
Self-Insurance Reserve for Losses and Loss Adjustment Expenses Disclosure [Abstract]
Self-Insurance Reserve for Losses and Loss Adjustment Expenses
SELF-INSURANCE RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES
The following table summarizes the activity in our self-insurance reserve for losses and loss adjustment expenses for the last two fiscal years:

($ in millions)	2013	2012
Balance at beginning of year	$342	$330
Less: reinsurance recoverable	(5)	(5)
Net balance at beginning of year	337	325
Incurred related to:
Current year	116	108
Prior year	8	(11)
Total incurred	124	97
Paid related to:
Current year	(25)	(28)
Prior year	(79)	(57)
Total paid	(104)	(85)
Net balance at end of year	357	337
Add: reinsurance recoverable	5	5
Balance at end of year	$362	$342

Our provision for incurred losses relating to the current year increased by $8 million over 2012 primarily due to an increase in medical benefit costs and growth in business activity. Our provision for incurred losses relating to prior years increased by $8 million in 2013 and decreased by $11 million in 2012 as a result of changes in estimates from insured events from prior years due to changes in underwriting experience and frequency and severity trends. Our year-end 2013 self-insurance reserve of $362 million consisted of a current portion of $120 million and long-term portion of $242 million. Our year-end 2012 self-insurance reserve of $342 million consisted of a current portion of $103 million and long-term portion of $239 million.